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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
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                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: April 5, 1999

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                       (DATE OF EARLIEST EVENT REPORTED)


                            STERILE RECOVERIES, INC.
             (Exact name of Registrant as specified in its Charter)




       FLORIDA                          000-20997                59-3252632
(State or other juris-              (Commission File        (I. R. S. Employer
diction of incorporation)                Number)            Identification No.)



                     28100 U.S. HIGHWAY 19 NORTH, SUITE 201
                           CLEARWATER, FLORIDA 33761
                    (Address of Principal Executive Offices)


                                 (727) 726-4421
              (Registrant's Telephone Number, including area code)



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ITEM 4.     Changes in Registrant's Certifying Accountant

         On April 5, 1999, the Board of Directors of Sterile Recoveries, Inc. ("the Company"), with the approval of the Company's Audit Committee, elected to appoint Ernst & Young LLP ("Ernst & Young") as the Company's independent accountants, effective immediately. Ernst & Young replaces Grant Thornton LLP ("Grant Thornton"), which previously served as the Company's auditor and provided excellent service to the Company during the period that included its initial public offering.

         Grant Thornton's reports on the Company's financial statements for the Company's two most recent fiscal years ending December 31, 1998 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years ending December 31, 1998, and through April 5, 1999, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         During the Company's two most recent fiscal years ending December 31, 1998, and through April 5, 1999, there have been no reportable events with Grant Thornton required to be disclosed by Item 304 (a) (1)(v) of Regulation S-K.

         Effective April 5, 1999, the Company engaged Ernst & Young as its principal accountants to audit the Company's financial statements. During the Company's two most recent fiscal years ending December 31, 1998, and through April 5, 1999, the Company has not consulted with Ernst & Young on items which
(1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (2) concerned the subject matter of a disagreement or reportable event with Grant Thornton.

         The Company has requested Grant Thornton to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the statements contained in the second, third and fourth paragraphs above. A copy of the letter from Grant Thornton to the Securities and Exchange Commission is filed as an exhibit to this report.

ITEM 7.     Financial Statements and Exhibits

            99.1 Letter from Grant Thornton to the Securities and Exchange Commission dated April 9, 1999.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STERILE RECOVERIES, INC.
                                         (Registrant)



Dated: April 9, 1999                     /s/ Richard T. Isel
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                                             Richard T. Isel
                                             Chairman of the Board & Chief
                                             Executive Officer